Taxes on Income	12 Months Ended
Dec. 31, 2018
Taxes on income [abstract]
TAXES ON INCOME

NOTE 19: TAXES ON INCOME

a.	Tax rates applicable to the Company:

1.	Taxable income of the Company is subject to a corporate tax rate as follow: 2016 - 25%, 2017 - 24% and 2018 - 23%.

2.	In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

b.	The Group’s carryforward tax losses as of December 31, 2018, totaled approximately $35 million which may be carried forward and offset against taxable income in the future for an indefinite period. The Company did not recognize deferred taxes for carryforward losses and temporary differences, as well as capital losses and real losses, because their utilization in the foreseeable future is not probable.

c.	Below is the reconciliation between the “theoretical” tax expense, assuming that all the income were taxed at the regular tax rate applicable to companies in Israel and the taxes recorded in the statements of comprehensive income (loss) in the reporting year:

	Year ended December 31,
	2018	2017	2016
	U.S. dollars in thousands

Income (loss) before taxes on income, as reported in the statements of comprehensive income (loss)	2,986	(781)	(2,545)

Theoretical tax expense (benefit)	687	(187)	(636)
Expenses (income) not recognized for tax purposes	(201)	(95)	32
Temporary differences in the reported year for which no deferred taxes were recognized	(633)	-	-
Increase in taxes resulting mainly from taxable losses in the reported year for which no deferred taxes were recognized	147	282	604

Tax benefit	-	-	-

d.	Tax assessments:

The Company filed self-assessments that are deemed final through the 2013 tax year. Xtepo has not received tax assessments since its incorporation in November 2009.